Commitment Growth Leadership Safety Sustainability Solutions Driven ByEnergy Strength Team Service Fourth Quarter and Year-End 2020 Earnings Conference Call February 25, 2021 Performance Community Value Chesapeake Utilities Corporation Exhibit 99.1

Jeff Householder President & CEO Beth Cooper Executive Vice President, CFO and Asst. Secretary Jim Moriarty Executive Vice President, General Counsel , Corporate Secretary and Chief Policy and Risk Officer Presenters

Forward Looking Statements and Other Disclosures Safe Harbor Statement Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities’ 2020 Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. Reg D Disclosure Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation D. Although non-GAAP measures are not intended to replace GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (Non-GAAP Measure) Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. COVID-19 Impact At this time, we cannot fully quantify the future impact that the Coronavirus Disease 2019 (“COVID-19”) will have on the economy, and more particularly, on Chesapeake Utilities Corporation. The earnings and capital estimates we have included herein do not reflect any future estimates of the potential impact. In our 2020 results, we have provided estimates of the short-term impact of COVID-19. The Company has established regulatory assets totaling $1.9 million associated with the net incremental expense impacts, as currently authorized by the Delaware, Maryland and Florida PSCs. We are continuing to review the various expense impacts associated with COVID-19 and will adjust these estimates, as necessary, in the future.

Driven by Energy. Delivering Energy. Financial Performance 2020 Diluted EPS Continuing Operations Earnings Retention (1 – Payout Ratio) Payout Ratio = Dividends Declared / Diluted EPS Continuing Operations Our financial performance is driven by the entrepreneurial spirit of our employees as we consistently deliver safe, secure and reliable energy service. Annual Shareholder Return 15.1% Return on Equity 11.5% Earnings Retention (2) 58.9% Annualized Dividend Growth 8.6% EPS Growth (1) 13.2% Cap Ex / Average Capitalization 17.7%

Analyst Estimate - Average CPK 2019 GAAP EPS CPK Guidance – Low Range CPK Guidance – High Range Total Shareholder Return Increased Performance is Driving Increased Value Average Annualized Shareholder Return For Periods Ending December 31, 2020 Achieved 15 percent for 2020 and at least 13 percent for all periods!!

Analyst Estimate - Average CPK 2019 GAAP EPS CPK Guidance – Low Range CPK Guidance – High Range Market Capitalization Increased Performance is Driving Increased Value

2020 Financial Performance Key Highlights 2020 diluted earnings per share from continuing operations was $4.21, an increase of $0.49 or 13.2 percent, our 14th consecutive year of earnings growth Expansion projects, customer growth, and pipeline replacements generated $15.5M in additional gross margin Acquisitions (Boulden, Elkton and Western Natural Gas) added $5.3M in incremental gross margin Hurricane Michael regulatory proceeding resulted in $10.9M in gross margin Higher retail propane margins per gallon and higher rates for Aspire - $3.2M COVID-19 reduced net income $1.0M or $0.06 per share Reduced C & I consumption, cost of personal protective equipment, bad debt reserves and premium pay - net of $1.9M of regulatory assets and implementation of CARES Act Increased demand for Marlin CNG services - $1.8M

Transmission infrastructure Expand Marlin CNG delivery RNG and LNG transport and RNG processing Combined Heat and Power Projects DNG and FPU gas organic growth Elkton Gas acquisition Propane business growth Regulatory Engagement Chesapeake Utilities Recent Strategic Growth Initiatives Total Shareholder Return Disciplined Capital Investment Return on Equity Earnings Per Share Growth Dividend Growth

2020 Business Highlights Invested $196M in capital expenditures that will drive our future earnings growth, including completion of several key pipeline projects Responded to increased customer demand for natural gas in our services, recognizing 5.3% and 4.1% percent customer growth on Delmarva and Florida, respectively Completed three acquisitions and integrated them seamlessly into the CPK organization Delivered on increased demand for CNG services from Marlin Gas Services Announced three RNG projects that are in various stages of construction and development Executed a settlement agreement approved by the Florida regulatory for the recovery of Hurricane Michael capital investments and expenses Managed our expenses across the Company to offset pandemic costs Accelerated a business transformation process to address the organizational and technology enhancements that will support our continued growth Continued Top Workplace Recognition in Delaware and Florida in addition to earning the inaugural 2021 Top Workplaces USA award for mid-size companies

Financial Summary Income from Continuing Operations and GAAP Income For the periods ended December 31, 2020 and 2019 (in thousands except per share amounts)

Financial Summary Operating Results for 2020 and 2019 11 Increased Other Operating Expenses $4.2M or 2.7% overall increase $2.2M Regulated and Unregulated Acquisitions $2.1M Insurance Expense (non-health) – both insured and self-insured Excluding these impacts expenses were flat to prior year Effective expense management helped to offset unfavorable expense impacts of COVID-19 Chesapeake Utilities is committed to Gross Margin Growth through efficient operations.

Per Share After-Tax Diluted Earnings per Share – Recent Acquisitions and Hurricane Michael margins are shown net of expenses, with ($0.08) per share diluted from increased share count from 2020 equity offerings Key Drivers of Our Performance Key Variances for 2020 Compared to 2019 Gross Margin Increases Expense and Other Impact

Hurricane Michael Regulatory Proceeding Income Impact for the year ended December 31, 2020 The settlement agreement allowed FPU to: record regulatory assets for storm costs in the amount of $45.8 million including interest which will be amortized over six years; recover these storm costs through a surcharge for a total of $7.7 million annually; collect an annual increase in revenue of $3.3 million to recover capital costs associated with new plant and a regulatory asset for the cost of removal and undepreciated plant. The new base rates and storm surcharge were effective on November 1, 2020. The following table summarizes the impact of the Hurricane Michael regulatory proceeding for the year ended December 31, 2020:

Capital Expenditures Forecast Actual 2020 and Forecast for 2021 For the five years ended December 31, 2020, the Company invested $1 billion - 149% of total capitalization as of 2015 year-end.

Key Expansion Projects Pipeline Growth and Margin Contribution Project Capital Investment Fully In-Service Annual Gross Margin Estimate West Palm Beach County Del-Mar Energy Pathway Auburndale Project Callahan Pipeline (JV) Guernsey Power Station 2021 Second Quarter $5.2 million 2021 Fourth Quarter $6.7 million 2020 First Quarter $0.7 million 2020 Second Quarter $7.6 million 2021 Fourth Quarter $1.5 million $3.0 million $49.3 million $24.6 million $33.5 million CPK 50% $5.4 million Total Pipeline Project Investments of $116 million generates incremental gross margin of $21.7 million, including distribution margin currently identified with the project.

Major Projects and Initiatives Annual Increases (000’s) $27,234 $16,206 $7,082 Total Increases $50,522

Capital Structure Overview Strong Balance Sheet to Support Growth Achieved our target equity range Issued $89.7 million equity thru ATM and Various Stock Plans Issued $90 million new LT Debt at 2.98% Established $375 million bank facility Renewed and expanded LT Debt shelf facilities - $310 million available

Chesapeake Utilities 2021 – 2025 Strategic Growth Initiatives Key 2021-2025 Strategic Initiatives Renewable Natural Gas (RNG) opportunities across the CPK Value Chain Expand Marlin Gas Services Virtual Pipeline Business (CNG, RNG, LNG) Further expansion of our propane business Pursue interstate and intrastate transmission projects Optimize the earnings potential in our existing businesses through growth and business transformation Chesapeake Utilities “Special Sauce” The key to our success is a strong culture that fully engages all of our team members across the organization as we transform this business for continued growth.

CPK’s Renewable Natural Gas Proposition Presents Multiple Investment Opportunities CPK RNG Initiatives: Bioenergy DevCo - Poultry Waste (Delaware) CleanBay Renewables – Chicken Litter (Maryland) Fortistar - Waste Recycling (Ohio) Seeking Other Development Opportunities, including in Florida and Georgia Marlin Gas Transport Transmission Pipeline Operations Distribution Operations LDC Customers Additional transportation equipment N/A Unregulated Gas Transport Multi-year contracts to transport gas Interstate pipeline interconnects Tariff changes made by ESNG. PPC filing to be done in the future. Multi-year contracts. Potential investment in gas processing equipment No tariff changes initially Potential Rate Base Investment Multi-year contracts for processing and receipt of gas. Investment Opportunity Regulatory Actions Long-term Value

$250,000 Mid-Point $187.5 Million Dollars in Thousands Unless Otherwise Noted Total $1 billion Total $750 million $175,000 to $200,000 $562.5 million from 2021 Mid-point Capital Investment Guidance Continued Record Investment in Our Business Growth *2021 Capital Budget range of $175 million to $200 million We will continue to update this forecast as we move through the year, including new project developments, and any capital deployment delays resulting from COVID-19. Management provides its five year capital expenditure guidance 2021 thru 2025 up to $1 billion.

CPK Guidance – Low Range CPK Guidance – High Range 2017* 2018 2019 2020 ---2025-- ---2022-- Previous CPK High Range Previous CPK Low Range CPK Low Range CPK High Range CPK Guidance - Low Range 5-Year CAGR EPS Growth 10.2% - 11.1% 8-Year CAGR EPS Growth 9.7% to 10.1% Strategic Capital Investments Continue to Drive Earnings Growth Diluted Earnings per Share Guidance Continuing Operations *2017 Adjusted for TCJA Impact * Diluted Earnings per Share from Continuing Operations

ESG Stewardship We take seriously our responsibility to be a good and trusted corporate citizen, and doing all we can to contribute to greater sustainability and societal advancement. For more than 160 years, we have delivered affordable and sustainable energy solutions that respond to the evolving needs of our customers and the communities we serve. We are committed to ensuring that safety, equity, diversity and inclusion are at the center of our culture. Each and every day, we proudly deliver essential, safe, reliable, affordable, sustainable and efficient energy solutions to our customers in Florida, Ohio and across the Delmarva Peninsula. We are committed to sustainable growth with financial discipline that generates long-term value for our stakeholders. Our success rests on the strength and dedication of our team, our diverse, inclusive and collaborative culture, and our award-winning corporate governance practices, all of which contributed to our strong financial performance in 2020.

ESG Stewardship C Co-sponsor of the Black History Month campaign in Delaware and Maryland Companywide all employee calls with our President and CEO Corporate safety meetings and quarterly safety newsletter Committed to lower carbon emissions across our service territories Challenge to take 6,500 steps per day with our Black Employees Resource Group Celebrating being named a 2021 Top Workplaces USA winner for mid-size companies P K Pledge of $100,000 for the construction of a new YMCA community center in Delaware Promoting cultural significance and employee awareness of the 2021 Chinese New Year Positive change through the 2021 Delaware Racial Equity & Social Justice Challenge (United Way of Delaware and YWCA Delaware) Promoting the American Heart Association’s Go Red for Women initiative Part of the energy solution, proudly delivering sustainable solutions Key employee resource groups that foster a diverse and inclusive workplace Kerosene, coal, oil and wood burning appliances and industrial equipment have been converted to cleaner energy solutions delivered by CPK and its subsidiaries Known Black History Facts sent to employees Kick-off of 2021 Hidden Heroes through our Women in Energy program Key literary messaging and sharing of diverse perspectives in our 2021 Women in Energy Book Club Keeping our assets and communities safe – See Something, Say Something education session This list is provided for informational purposes only and does not purport to be exhaustive.

Investment Proposition Committed to Superior Performance Capitalizing on new organic growth and operational efficiencies Investing in pipeline systems that provide natural gas service to downstream customers Identifying propane opportunities to access new markets with significant growth potential Pursuing virtual pipeline opportunities given Marlin capabilities (CNG, LNG, RNG) Expanding our RNG footprint through multiple channels throughout our service areas Investing in our diverse talented team Engaging with communities where we work and live Driving brand excellence through safety awards, top workplace, employee engagement and community service We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value. Strong Foundation for Growth: Track Record Energized Team Financial Discipline Platforms for Growth Financial Objectives in Support of Increased Shareholder Value: Investing $750 million to $1 billion through 2025 Targeting 2025 EPS $6.05 to $6.25 Seeking 11.0% or higher consolidated return on equity Pursuing dividend growth supported by earnings growth Maintaining a strong balance sheet

Commitment Growth Leadership Safety Sustainability Solutions Driven ByEnergy Strength Team Service Performance Community Value Thank You Chesapeake Utilities Corporation